UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): March 5, 2009 (March 5, 2009)

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

033-18888	23-2530374
(Commission file number)	(IRS employer ID)

77 East King Street, Shippensburg, Pennsylvania	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 532-6114

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

Item 8.01	Other Events

Orrstown Financial Services, Inc. (the Company) has been notified that the Company’s application to list its common shares on the NASDAQ Capital Market has been approved. The Board of Directors of Orrstown Financial Services, Inc., however, has decided to delay the listing until a later date when general market conditions become more positive. Currently Orrstown Financial Services, Inc. is quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol “ORRF”.

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Orrstown Financial Services, Inc.

Date: March 5, 2009	/s/ Kenneth R. Shoemaker
Kenneth R. Shoemaker, President and
Chief Executive Officer

ORRSTOWN FINANCIAL SERVICES, INC.

Form 8-K

EXHIBIT INDEX

Exhibit Number	Description
None